SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 23, 2002
(Date of earliest event reported)

Nuance Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30203	94-3208477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1005 Hamilton Court
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (650) 847-0000

(Former name and former address, if changed since last report)

Item 5.    Other Events.

On July 23, 2002, Nuance Communications, Inc. (“Nuance”) announced that Ronald Croen will become the Chairman of Nuance’s Board of Directors and will step down from his position as Nuance’s President and Chief Executive Officer once a successor has been identified. A copy of the press release relating to such announcement is attached as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Title

99.1
Press release of July 23, 2002 announcing the appointment of Ronald Croen as the Chairman of Nuance’s Board of Directors and his intention to step down as Nuance’s President and Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC. (Registrant)

By:	/s/ KAREN BLASING
Karen Blasing Vice President and Chief Financial Officer

Dated: July 29, 2002.

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EXHIBIT INDEX

Exhibit No.	Title

99.1
Press release of July 23, 2002 announcing the appointment of Ronald Croen as the Chairman of Nuance’s Board of Directors and his intention to step down as Nuance’s President and Chief Executive Officer.

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